SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             -----------------------



       Date of Report (Date of earliest event reported): August 6, 2004
                                                         --------------



                     Premier Development & Investment, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
-----------------------       ----------------------     ---------------------
(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


          8910 N. Dale Mabry Hwy., Ste. 37, Tampa, FL           33614
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 784-3442
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
---------     --------------------------------------------------

     On August 5, 2004, the Registrant issued a press release announcing it had closed the previously announced acquisition of Players Grille Restaurant and Bar in Orange Park, Florida which was previously disclosed in an 8-K filing dated August 6, 2004. A copy of the financial statements relating to this transaction are attached hereto and hereby incorporated by reference.



ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
---------     ---------------------------------

           Audited financial statements for The Players Grille, Inc. for the fiscal years ended December 31, 2002 and 2003

           Proforma financial statements for The Players Grille, Inc. for the fiscal year ended December 31, 2003

           Unaudited financial statements and pro-forma financial statements for The Players Grille, Inc. for the six-months ended
             June 30, 2004





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PREMIER DEVELOPMENT & INVESTMENT, INC.
                                         --------------------------------------
                                         (Registrant)



Date: September 1, 2004                  /s/ Eric R. Boyer
                                         --------------------------------------
                                         Eric R. Boyer
                                         President and Chief Executive Officer




                              Financial Statements
                              --------------------

Audited financial statements for The Players Grille, Inc. for the fiscal years ended December 31, 2002 and 2003



                          INDEPENDENT AUDITORS' REPORT



Board of Directors and Stockholders
The Players Grill, Inc.
Orange Park, Florida


We were engaged to audit the accompanying balance sheets of The Players Grill, Inc. as of December 31, 2003 and 2002, and the related statements of operations and retained (deficit), and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management.

The Company did not make a count of its physical inventory in 2003 or 2002, stated in the accompanying financial statements at $25,000 as of December 31, 2003 and 2002, respectively. Furthermore, the Company did not have a physical observation of its cash on hand of $17,015 at December 31, 2002. The Company's records do not permit the application of other auditing procedures to inventories or cash.

Since the Company did not take physical inventories or have a physical observation of cash on hand and we were not able to apply other auditing procedures to satisfy ourselves as to inventory quantities and cash on hand, the scope of our work was not sufficient to enable us to express, and we do not express, an opinion on these financial statements.




BAUMANN, RAYMONDO & COMPANY, P.A.
Tampa, Florida
July 22, 2004

                            THE PLAYERS GRILLE, INC.
                                  BALANCE SHEET
                        AS OF DECEMBER 31, 2003 AND 2002

                                     ASSETS
                                                        2003           2002
                                                     -----------   ------------
Current  assets:
     Cash                                              $      -       $13,563
     Accounts  receivable,  net  of  allowance  $0        1,960         4,382
     Inventories                                         25,000        25,000
                                                        -------       -------
    Total  current  assets                              $26,960       $42,945
                                                        -------       -------
Equipment  and  leasehold  improvements:
     Equipment  and  leasehold  improvements            551,368       550,118
     Less  accumulated  depreciation                   (132,645)      (39,013)
                                                        -------       -------
    Net  equipment  and  leasehold  improvements        418,723       511,105
                                                        -------       -------
Other  assets:
     Deposits                                             1,000         1,000
                                                        -------       -------
    Total  other  assets                                  1,000         1,000
                                                        -------       -------
    Total  assets                                      $446,683      $555,050
                                                        =======       =======

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current  liabilities:
     Accounts  payable  and  accrued  expenses          $11,457       $14,163
     Bank  overdraft                                      1,274             -
                                                        -------       -------
    Total  current  liabilities                          12,731        14,163
                                                        =======       =======

Long-term  liabilities:
     Shareholder  loan                                   11,100             -
                                                        -------       -------
    Total  liabilities                                  $23,831       $14,163

Stockholders'  equity:
    Common  stock,  $10  par  value;
       100  shares  authorized;
       10  shares  issued  and  outstanding                 100           100
    Additional  paid  in  capital                       549,471       549,471
     Retained  (deficit)                               (126,719)       (8,684)
                                                       --------      --------
    Total  stockholders'  equity                        422,852       540,887

TOTAL  LIABILITIES  AND  STOCKHOLDERS'  EQUITY         $446,683      $555,050
                                                       ========      ========

                             THE PLAYERS GRILLE, INC.
                  STATEMENT OF OPERATIONS AND RETAINED (DEFICIT)
      FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD ENDED DECEMBER 31, 2002


                                                    2003                2002
                                                -------------     --------------
REVENUES                                          $1,126,302        $   642,168

COST OF SALES                                        368,380            203,928
                                                 ------------       ------------
GROSS PROFIT                                         757,922            438,240

OPERATING EXPENSES                                   875,957            446,962
                                                 ------------       ------------
INCOME FROM OPERATIONS                              (118,035)            (8,722)

OTHER INCOME
   Interest income                                         -                 38
                                                 ------------       ------------
TOTAL OTHER INCOME                                         -                 38
                                                 ------------       ------------

NET INCOME                                          (118,035)            (8,684)
                                                 ------------       ------------

RETAINED (DEFICIT), beginning of period               (8,684)                 -
                                                 ------------       ------------
RETAINED (DEFICIT), end of period                $  (126,719)       $    (8,684)
                                                 ============       ============


                             THE PLAYERS GRILLE, INC.
                              STATEMENT OF CASH FLOW
      FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE PERIOD ENDED DECEMBER 31, 2002


                                                    2003                2002
                                                -------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net (loss)                                      $(118,035)        $   (8,684)
  Adjustments to reconcile net loss to cash
    provided by (used) in operating activities:
       Depreciation                                  93,632             39,013
    (Increase) decrease in:
       Accounts receivable                            2,422             (4,382)
       Inventory                                          -            (25,000)
       Deposits                                           -             (1,000)
    Increase (decrease) in:
       Accounts payable                              (2,706)            14,163
                                                 -----------        -----------
    Net cash provided by (used) in
      operating activities                          (24,687)            14,110
                                                 -----------        -----------

CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of equipment and
     leasehold improvements                          (1,250)              (647)
                                                 -----------        -----------
     Net cash (used) in operating activities         (1,250)              (647)

CASH FLOWS FROM FINANCING ACTIVITIES
    Issuance of common stock                              -                100
    Shareholder loan                                 11,100                  -
                                                 -----------        -----------
                                                     11,100                100
                                                 -----------        -----------

  NET (DECREASE) INCREASE IN CASH                   (14,837)            13,563

  CASH, BEGINNING OF PERIOD                          13,563                  -
                                                 -----------        -----------

  CASH, END OF PERIOD                            $   (1,274)         $  13,563
                                                 ===========        ===========



SUPPLEMENTAL DISCLOSURE OF A NON-CASH INVESTING AND FINANCING ACTIVITY:

In 2002, leasehold improvements were made on the property and the value of the leaseholds were contributed to capital.

                                                 THE PLAYERS GRILL, INC
                                           NOTES TO THE FINANCIAL STATEMENTS
                                               DECEMBER 31, 2003 AND 2002

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
--------------------

The Players Grill, Inc. (the "Company") was organized on March 27, 2002, and began operations in August 2002 as an upscale sports theme restaurant and bar in the Jacksonville, Florida area. The Company is open seven days a week and has a maximum seating capacity of 185.

Revenue Recognition
-------------------

The Company records revenue from the sale food and beverage products on the accrual basis of accounting. The accrual basis of accounting provides for matching of revenues with expenses.

Cash
----

Cash includes cash on hand and on deposit with financial institutions.

Accounts Receivable
-------------------

The Company extends credit to its customers in the normal course of business and maintains allowances for potential credit losses when realized. The Company uses the allowance method to account for uncollectible accounts receivable.

Inventory
---------

Inventory, consisting mainly of food and beverage items, is stated at the lower of cost (first-in, first-out) or market.

Equipment and Leasehold Improvements
------------------------------------

Equipment and leasehold improvements are stated at cost and includes expenditures, which substantially increase the useful lives of existing assets. Maintenance and repairs are charged to operations when incurred.

Depreciation of equipment and leasehold improvements is calculated using the straight-line method based on the respective assets estimated useful lives as follows:

Furniture & equipment                         7   years
Leasehold improvements                         5   years

Income Taxes
------------

The Company elected to be taxed as an S corporation under provisions of the Internal Revenue Code. These provisions provide that the income or loss generated by the Company will be passed through to the stockholders and taxed at their respective individual income tax rates. Therefore, there is no provision for income taxes included in these financial statements.

Concentration of Risk
---------------------

Financial instruments which potentially expose the Company to concentrations of risk, as defined by FASB Statement No. 105, Disclosure of Information about Financial Instruments with Off-Balance- Sheet Risk and Financial Instruments with Concentration of Credit Risk, consist principally of cash and accounts receivable.

Significant portions of the Company's revenues are from credit card entities from the sales of food and beverage and the Company generally has receivables from these entities.

Advertising Costs
-----------------

The Company expenses the production costs of advertising the first time the advertising takes place.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

NOTE B - SHAREHOLDER LOAN

In fiscal 2003 a shareholder advanced funds to the Company for cash flow purposes. These advances are not evidenced by a formal promissory note and are not interest bearing.

NOTE C - COMMITMENTS & CONTINGENCIES

Operating Leases
----------------

The Company leases its restaurant space and restaurant/office equipment under long-term operating leases. Future minimum lease payments required under these operating leases is as follows:

December 31,                   Amount
------------                      --------
        2004                      $169,692
        2005                       161,489
        2006                       157,994
        2007 and thereafter        108,090
                  Total           $597,265

Rent expense for the periods ended December 31, 2003 and 2002 was $146,356 and $58,479, respectively.

NOTE D - RELATED PARTY TRANSACTIONS

In 2002, the Company paid $263,287 for leasehold improvements to an entity that is wholly owned by one of the shareholders.

NOTE E - SUBSEQUENT EVENT

On June 16, 2004, the Company entered into a definitive purchase agreement to sell the operating assets of the Company. The Company will receive cash of $75,000, a 5% $225,000 promissory note payable over two years, $225,000 in unrestricted common stock and $225,000 in restricted common stock of the acquiring entity.

Proforma financial statements for The Players Grille, Inc. for the fiscal year ended December 31, 2003

                             PREMIER DEVELOPMENT & INVESTMENT, INC.
                   CONSOLIDATING PROFORMA BALANCE SHEET AT DECEMBER 31, 2003
                                        (UNAUDITED)


                                                                      Players                          Proforma         Proforma
                                                      Premier         Grille         Countrywide      Adjustments     Consolidated
                                                  -------------    -------------    -------------    -------------    ------------
ASSETS
  Cash                                                   $   33          $    -          $    80          $    -         $   113
  Marketable securities                                   5,000               -                -               -           5,000
  Accounts receivable                                         -           1,960                -               -           1,960
  Inventory                                                   -          25,000                -               -          25,000
  Other                                                   2,500               -           13,287               -          15,787
                                                  -------------    -------------    -------------    -------------    ------------
     Total current assets                                 7,533          26,960           13,367               -          47,860
                                                  -------------    -------------    -------------    -------------    ------------

  Equipment and leasehold improvements                        -         551,368                -               -         551,368
  Less accumulated depreciation                               -        (132,645)               -               -        (132,645)
                                                  -------------    -------------    -------------    -------------    ------------
                                                              -         418,723                -               -         418,723
  Investment in investee                                 54,863               -                -               -          54,863
                                                  -------------    -------------    -------------    -------------    ------------

  Goodwill                                                    -               -                -       1,117,332       1,117,332
  Other assets                                                -           1,000               62               -           1,062
                                                  -------------    -------------    -------------    -------------    ------------
      Total assets                                $      62,396         446,683           13,429       1,117,332       1,639,840
                                                  =============    =============    =============    =============    ============

LIABILITIES AND STOCKHOLDERS EQUITY
  Bank overdraft                                  $           -           1,274            3,672               -           4,946
  Accounts payable and accrued expenses                       -          11,457           10,231         325,000         346,688
  Shareholder loan                                            -               -            1,158               -           1,158
  Promissory note                                             -               -                -         112,500         112,500
  Other                                                  22,279               -                -               -          22,279
                                                  -------------    -------------    -------------    -------------    ------------
      Total current liabilities                          22,279          12,731           15,061         437,500         487,571
                                                  -------------    -------------    -------------    -------------    ------------

  Promissory note                                             -               -                -         112,500         112,500
  Shareholder loan                                            -          11,100                -               -          11,100
                                                  -------------    -------------    -------------    -------------    ------------
      Total liabilities                                  22,279          23,831           15,061         550,000         611,171
                                                  -------------    -------------    -------------    -------------    ------------

  Common stock                                            1,653             100              100            (181)          1,672
  Preferred stock                                           753               -                -               -             753
  Additional paid-in capital                            163,102         549,471                -         416,824       1,129,397
  Retained earnings                                     (97,368)       (126,719)          (1,732)        150,689         (75,130)
  Common stock subscribed                               (28,005)              -                -               -         (28,005)
                                                  -------------    -------------    -------------    -------------    ------------
       Total stockholders equity                         40,117         422,852           (1,632)        567,332       1,028,669
                                                  -------------    -------------    -------------    -------------    ------------

       Total liabilities and stockholders equity $       62,396         446,683           13,429       1,117,332       1,639,840
                                                  =============    =============    =============    =============    ============


                             PREMIER DEVELOPMENT & INVESTMENT, INC.
     CONSOLIDATING PROFORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003
                                        (UNAUDITED)


                                                                      Players                          Proforma         Proforma
                                                      Premier         Grille         Countrywide      Adjustments     Consolidated
                                                  -------------    -------------    -------------    -------------    ------------
Revenues                                            $   14,000      $ 1,126,302        $ 514,291          $     -     $ 1,654,593
                                                  -------------    -------------    -------------    -------------    ------------
Cost of goods sold                                           -          368,380          431,298                -         799,678
                                                  -------------    -------------    -------------    -------------    ------------
Gross profit                                            14,000          757,922           82,993                -         854,915
                                                  -------------    -------------    -------------    -------------    ------------
General and administrative expenses                     54,826          875,957           93,311                -       1,024,094
                                                  -------------    -------------    -------------    -------------    ------------
(Loss) from operations                                 (40,826)        (118,035)         (10,318)               -        (169,179)
                                                  -------------    -------------    -------------    -------------    ------------
Other income/(expense)                                  (1,800)               -                -                -          (1,800)
                                                  -------------    -------------    -------------    -------------    ------------
(Loss) before income tax                               (42,626)        (118,035)         (10,318)               -        (170,979)
                                                  -------------    -------------    -------------    -------------    ------------
Income tax benefit                                           -                -            1,287                -           1,287
                                                  -------------    -------------    -------------    -------------    ------------
Net (loss)                                        $    (42,626)        (118,035)          (9,031)               -        (169,692)
                                                  =============    =============    =============    =============    ============

Net loss per common share                                                                                                   NIL
                                                                                                                      ============






Unaudited financial statements and pro-forma financial statements The Players Grille, Inc. for the six-months ended June 30, 2004

                             PREMIER DEVELOPMENT & INVESTMENT, INC.
                    CONSOLIDATING PROFORMA BALANCE SHEET AT JUNE 30, 2004
                                        (UNAUDITED)


                                                                      Players                          Proforma         Proforma
                                                      Premier         Grille         Countrywide      Adjustments     Consolidated
                                                  -------------    -------------    -------------    -------------    ------------
ASSETS
  Cash                                                $ 270,740        $ 38,439          $ 2,509          $    -       $ 311,418
  Marketable securities                                   5,000               -                -               -           5,000
  Accounts receivable                                         -           1,960                -               -           1,960
  Inventory                                                   -          25,000                -               -          25,000
  Other                                                  76,180               -                -               -          76,180
                                                  -------------    -------------    -------------    -------------    ------------
     Total current assets                               351,650          65,399            2,509               -         419,558
                                                  -------------    -------------    -------------    -------------    ------------

  Equipment and leasehold improvements                        -         551,368                -               -         551,368
  Less accumulated depreciation                               -        (179,461)               -               -        (179,461)
                                                  -------------    -------------    -------------    -------------    ------------
                                                              -         371,907                -               -         371,907
  Investment in investee                                 52,263               -                -               -          52,263
                                                  -------------    -------------    -------------    -------------    ------------

  Goodwill                                                    -               -                -       1,117,332       1,117,332
  Other assets                                                -           1,000               62               -           1,062
                                                  -------------    -------------    -------------    -------------    ------------
      Total assets                                $     403,913         438,306            2,571       1,117,332       1,962,122
                                                  =============    =============    =============    =============    ============

LIABILITIES AND STOCKHOLDERS EQUITY
  Bank overdraft                                  $           -               -                -               -               -
  Accounts payable and accrued expenses                       -          29,637                -         325,000         354,637
  Shareholder loan                                            -               -            1,158               -           1,158
  Promissory note                                             -               -                -         112,500         112,500
  Other                                                       -               -                -               -               -
                                                  -------------    -------------    -------------    -------------    ------------
      Total current liabilities                               -          29,637            1,158         437,500         468,295
                                                  -------------    -------------    -------------    -------------    ------------

  Promissory note                                             -               -                -         112,500         112,500
  Shareholder loan                                            -          11,100                -               -          11,100
                                                  -------------    -------------    -------------    -------------    ------------
      Total liabilities                                       -          40,737            1,158         550,000         591,895
                                                  -------------    -------------    -------------    -------------    ------------

  Common stock                                            1,394             100              100            (181)          1,413
  Preferred stock                                             -               -                -               -               -
  Additional paid-in capital                            541,774         549,471                -         416,824       1,508,069
  Retained earnings                                    (139,255)       (152,002)           1,313         150,689        (139,255)
  Common stock subscribed                                     -               -                -               -               -
                                                  -------------    -------------    -------------    -------------    ------------
       Total stockholders equity                        403,913         397,569            1,413         567,332       1,370,227
                                                  -------------    -------------    -------------    -------------    ------------

       Total liabilities and stockholders equity  $     403,913         438,306            2,571       1,117,332       1,962,122
                                                  =============    =============    =============    =============    ============


                             PREMIER DEVELOPMENT & INVESTMENT, INC.
     CONSOLIDATING PROFORMA STATEMENT OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2004
                                        (UNAUDITED)


                                                                      Players                          Proforma         Proforma
                                                      Premier         Grille         Countrywide      Adjustments     Consolidated
                                                  -------------    -------------    -------------    -------------    ------------
Revenues                                            $   13,000      $   459,046        $ 159,366          $     -     $   631,412
                                                  -------------    -------------    -------------    -------------    ------------
Cost of goods sold                                           -          155,272          138,355                -         293,627
                                                  -------------    -------------    -------------    -------------    ------------
Gross profit                                            13,000          303,774           21,011                -         337,785
                                                  -------------    -------------    -------------    -------------    ------------
General and administrative expenses                     52,287          329,057           17,966                -         399,310
                                                  -------------    -------------    -------------    -------------    ------------
(Loss) from operations                                 (39,287)         (25,283)           3,045                -         (61,525)
                                                  -------------    -------------    -------------    -------------    ------------
Other income/(expense)                                  (2,600)               -                -                -          (2,600)
                                                  -------------    -------------    -------------    -------------    ------------
(Loss) before income tax                               (41,887)         (25,283)           3,045                -         (64,125)
                                                  -------------    -------------    -------------    -------------    ------------
Income tax benefit                                           -                -                -                -               -
                                                  -------------    -------------    -------------    -------------    ------------
Net (loss)                                        $    (41,887)         (25,283)           3,045                -         (64,125)
                                                  =============    =============    =============    =============    ============

Net loss per common share                                                                                                   NIL
                                                                                                                      ============

